Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

Note 21: Income Taxes

The components of income tax expense were:

	Year ended December 31,
(in millions)	2013	2012	2011
Current:
Federal	$4,601	9,141	3,352
State and local	736	1,198	468
Foreign	91	61	52
Total current	5,428	10,400	3,872
Deferred:
Federal	4,457	(1,151)	3,088
State and local	522	(166)	471
Foreign	(2)	20	14
Total deferred	4,977	(1,297)	3,573
Total	$10,405	9,103	7,445

The tax effects of our temporary differences that gave rise to significant portions of our deferred tax assets and liabilities are presented in the following table.

	December 31,
(in millions)	2013	2012
Deferred tax assets
Allowance for loan losses	$5,227	6,192
Deferred compensation
and employee benefits	4,283	4,701
Accrued expenses	1,247	1,692
PCI loans	2,150	2,692
Basis difference in investments	1,084	1,182
Net operating loss and tax
credit carry forwards	773	1,058
Other	1,720	1,868
Total deferred tax assets	16,484	19,385
Deferred tax assets valuation allowance	(457)	(579)

Deferred tax liabilities
Mortgage servicing rights	(6,657)	(7,360)
Leasing	(4,274)	(4,414)
Mark to market, net	(5,761)	(2,401)
Intangible assets	(1,885)	(2,157)
Net unrealized gains on
investment securities	(1,155)	(4,135)
Insurance reserves	(2,068)	(1,707)
Other	(1,733)	(1,683)
Total deferred tax liabilities	(23,533)	(23,857)
Net deferred tax liability (1)	$(7,506)	(5,051)

(1)	Included in accrued expenses and other liabilities.

Deferred taxes related to net unrealized gains (losses) on investment securities, net unrealized gains (losses) on derivatives, foreign currency translation, and employee benefit plan adjustments are recorded in cumulative OCI (see Note 23). These associated adjustments increased OCI by $2.5 billion in 2013.

We have determined that a valuation reserve is required for 2013 in the amount of $457 million predominantly attributable to deferred tax assets in various state and foreign jurisdictions where we believe it is more likely than not that these deferred tax assets will not be realized. In these jurisdictions, carry back limitations, lack of sources of taxable income, and tax planning strategy limitations contributed to our conclusion that the deferred tax assets would not be realizable. We have concluded that it is more likely than not that the remaining deferred tax assets will be realized based on our history of earnings, sources of taxable income in carry back periods, and our ability to implement tax planning strategies.

At December 31, 2013, we had net operating loss and credit carry forwards with related deferred tax assets of $730 million and $43 million, respectively. If these carry forwards are not utilized, they will expire in varying amounts through 2033.

At December 31, 2013, we had undistributed foreign earnings of $1.6 billion related to foreign subsidiaries. We intend to reinvest these earnings indefinitely outside the U.S. and accordingly have not provided $450 million of income tax liability on these earnings.

The following table reconciles the statutory federal income tax expense and rate to the effective income tax expense and rate. Our effective tax rate is calculated by dividing income tax expense by income before income tax expense less the net income from noncontrolling interests.

	December 31,
	2013		2012		2011
(in millions)	Amount	Rate	Amount	Rate	Amount	Rate
Statutory federal income tax expense and rate	$11,299	35.0%	$9,800	35.0%	$8,160	35.0%
Change in tax rate resulting from:
State and local taxes on income, net of
federal income tax benefit	964	3.0	856	3.1	730	3.1
Tax-exempt interest	(490)	(1.5)	(414)	(1.5)	(334)	(1.4)
Excludable dividends	(49)	(0.2)	(132)	(0.5)	(247)	(1.1)
Tax credits	(967)	(3.0)	(815)	(2.9)	(735)	(3.2)
Life insurance	(173)	(0.5)	(524)	(1.9)	(222)	(1.0)
Leveraged lease tax expense	302	0.9	347	1.2	272	1.2
Other	(481)	(1.5)	(15)	-	(179)	(0.7)
Effective income tax expense and rate	$10,405	32.2%	$9,103	32.5%	$7,445	31.9%

The effective tax rate for 2013, included a net reduction in the reserve for uncertain tax positions primarily due to settlements with authorities regarding certain cross border transactions and tax benefits recognized from the realization for tax purposes of a previously written down investment. The 2012 effective tax rate included a tax benefit resulting from the surrender of previously written-down Wachovia life insurance investments. The 2011 effective tax rate included a decrease in tax expense associated with leverage leases, as well as tax benefits related to charitable donations of appreciated securities.

The change in unrecognized tax benefits follows:

	Year ended
	December 31,
(in millions)	2013	2012
Balance at beginning of year	$6,069	5,005
Additions:
For tax positions related to the current year	427	877
For tax positions related to prior years	283	491
Reductions:
For tax positions related to prior years	(540)	(114)
Lapse of statute of limitations	(74)	(23)
Settlements with tax authorities	(637)	(167)
Balance at end of year	$5,528	6,069

Of the $5.5 billion of unrecognized tax benefits at December 31, 2013, approximately $3.7 billion would, if recognized, affect the effective tax rate. The remaining $1.8 billion of unrecognized tax benefits relates to income tax positions on temporary differences.

We recognize interest and penalties as a component of income tax expense. At December 31, 2013 and 2012, we have accrued approximately $832 million and $1.0 billion for the payment of interest and penalties, respectively. We recognized in income tax expense in 2013 and 2012, interest and penalties of $69 million and $92 million, respectively.

We are subject to U.S. federal income tax as well as income tax in numerous state and foreign jurisdictions. We are routinely examined by tax authorities in these various jurisdictions. The IRS is currently examining the 2007 through 2012 consolidated federal income tax returns of Wells Fargo & Company and its subsidiaries. In addition, we are currently subject to examination by various state, local and foreign taxing authorities. With few exceptions, Wells Fargo and its subsidiaries are not subject to federal, state, local and foreign income tax examinations for taxable years prior to 2007. Wachovia Corporation and its subsidiaries are no longer subject to federal examination and, with limited exception, are no longer subject to state, local, and foreign income tax examinations.

We are litigating or appealing various issues related to our prior IRS examinations for the periods 1999 and 2003 through 2006, and we are appealing various issues related to IRS examinations of Wachovia's 2003 through 2008 tax years. We have paid the IRS the contested income tax and interest associated with these issues and refund claims have been filed for the respective years. On August 22, 2013, the U.S. Court of Appeals for the Eighth Circuit affirmed the adverse decision of the trial court in our lease restructuring transaction and on October 29, 2013, the Eighth Circuit denied our petition for rehearing. We are considering whether to file a petition for certiorari to the U.S. Supreme Court. It is possible that one or more of these examinations, appeals or litigation may be resolved within the next twelve months resulting in a decrease of up to $1.5 billion to our gross unrecognized tax benefits.